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                                                                    EXHIBIT 23.3



                       Consent of Independent Accountants


We hereby consent to the use in the Prospectus, constituting part of this Amendment No. 3 of the Registration Statement (File No. 333-32790) on Form S-4 of our report dated February 16, 2000, relating to the financial statements of MailEncrypt, Inc. which appear in such Prospectus. We also consent to the reference to us under the heading experts, in such Prospectus.


                                             McKennon, Wilson & Morgan LLP



Irvine, California
August 2, 2000